                                                                      EXHIBIT 23
                                                             Consent of Auditors


Independent Auditor Consent



We consent to the incorporation by reference in this registration statement of HoQuotient, Inc. on Form S-8 of our report, dated May 21, 2003, appearing in the Annual Report on Form 10-KSB of HoQuotient, Inc. for the year ended December 31, 2002.


/s/ ARONSON & COMPANY

Rockville, Maryland
June 10, 2003